Corporate Presentation January 2025 NASDAQ: AKTX akaritx.com Next-Generation Precision Bi-Functional Antibody Drug Conjugates

Forward-Looking Statements This presentation includes expressed or implied forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), about the Akari Therapeutics, Plc (the “Company”) that involve risks and uncertainties relating to future events and the future performance of the Company. Actual events or results may differ materially from these forward-looking statements. Words such as “will,” “could,” “would,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “continue,” “future,” “opportunity” “will likely result,” “target,” variations of such words, and similar expressions or negatives of these words are intended to identify such forward-looking statements, although not all forward-looking statements contain these identifying words. Examples of such forward-looking statements include, but are not limited to, express or implied statements regarding: the business combination and related matters, including, but not limited to, post-closing operations and the outlook for the Company’s business; the Company’s targets, plans, objectives or goals for future operations, including those related to its product candidates; financial projections; future economic performance; and the assumptions underlying or relating to such statements. These statements are based on the Company’s current plans, estimates and projections. By their very nature, forward-looking statements involve inherent risks and uncertainties, both general and specific. A number of important factors, including those described in this communication, could cause actual results to differ materially from those contemplated in any forward-looking statements. Factors that may affect future results and may cause these forward-looking statements to be inaccurate include, without limitation: the risk that the Company may not realize the anticipated benefits of its merger with Peak Bio, Inc. (the “Merger”) in the time frame expected, or at all; the ability to retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the Merger; the potential impact of unforeseen liabilities, future capital expenditures, revenues, costs, expenses, earnings, synergies, economic performance, indebtedness, financial condition and losses on the future prospects, business and management strategies for the management, expansion and growth of the combined business; uncertainties as to the long-term value of the Company’s American Depositary Shares (“ADSs”) (and the ordinary shares represented thereby), including the dilution caused by the Company’s issuance of additional ADSs (and the ordinary shares represented thereby) in connection with the Merger; risks related to global as well as local political and economic conditions, including interest rate and currency exchange rate fluctuations; potential delays or failures related to research and/or development of the Company’s programs or product candidates; risks related to any loss of the Company’s patents or other intellectual property rights; any interruptions of the supply chain for raw materials or manufacturing for the Company’s product candidates, the nature, timing, cost and possible success and therapeutic applications of product candidates being developed by the Company and/or its collaborators or licensees; the extent to which the results from the research and development programs conducted by the Company, and/or its collaborators or licensees may be replicated in other studies and/or lead to advancement of product candidates to clinical trials, therapeutic applications, or regulatory approval; uncertainty of the utilization, market acceptance, and commercial success of the Company’s product candidates; unexpected breaches or terminations with respect to the Company’s material contracts or arrangements; risks related to competition for the Company’s product candidates; the Company’s ability to successfully develop or commercialize its product candidates; potential exposure to legal proceedings and investigations; risks related to changes in governmental laws and related interpretation thereof, including on reimbursement, intellectual property protection and regulatory controls on testing, approval, manufacturing, development or commercialization of any of the Company’s product candidates; the Company’s ability to maintain listing of its ADSs on the Nasdaq Capital Market. While the foregoing list of factors presented here is considered representative, no list should be considered to be a complete statement of all potential risks and uncertainties. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, copies of which may be obtained from the SEC's website at www.sec.gov. The Company assumes no, and hereby disclaims any, obligation to update the forward-looking statements contained in this press release.

WE ARE Akari Therapeutics is an innovative targeted oncology company built on next-generation ADCs and a novel discovery engine AKARI THERAPEUTICS

Innovative Precision Antibody Drug Conjugates (ADCs) for the Treatment of Cancer Why Akari Discovery platform allows for generation of novel Bi-Functional ADC candidates with spliceosome inhibitor payload Significant advantages over current TROP2 ADCs observed in multiple preclinical models: Superior activity Prolonged survival Less resistance Better tolerability Prolonged survival in combination with checkpoint inhibitors (CPI) Lead Candidate AKTX-101 (TROP2 PH1 ADC) Capital Efficient with Multiple Near-Term Milestones Lean team focused on Execution Opportunity for Non-Dilutive Capital Through Partnering of Legacy Pipeline BD Discussions ongoing with interested licensing/strategic partners Tunable Target, Linker and Payload

ADCs Have Revolutionized Cancer Therapy, But Have Some Shortcomings

All Currently Approved ADCs Utilize Only One of Two Payload Toxin Classes, Which Are Known for Toxicity and Resistance Issues

Tubulin Inhibitors | DNA Damaging Agents

Limited Combination Ability with Other Key Therapies Like Anti-PD1/Anti-PDL1

2023 Sales from Approved ADCs

	Product	Toxin Class	2023 Sales
Solid Tumors	TRODELVY (sacituzumab govitecan-hziy)	DNA Damaging Agent	$1.0B
Solid Tumors	ENHERTU (trastuzumab deruxtecan)	DNA Damaging Agent	$2.7B
Solid Tumors	tivdak (tisotumab vedotin-tftv)	Microtubule Inhibitor	<$100M
Solid Tumors	Kadcyla (ado-trastuzumab emtansine)	Microtubule Inhibitor	$1.75B
Solid Tumors	PADCEV (enfortumab vedotin-ejfv)	Microtubule Inhibitor	$1.3B
Solid Tumors	ELAHERE	Microtubule Inhibitor	$150M
Liquid Tumors	POLIVY (polatuzumab vedotin-piiq)	Microtubule Inhibitor	$750M
Liquid Tumors	ADCETRIS (brentuximab vedotin)	Microtubule Inhibitor	$1.5B
Liquid Tumors	Zynlonta (loncastuximab tesirine-lpyl)	DNA Damaging Agent	<$100M
Liquid Tumors	BESPONSA (inotuzumab ozogamicin)	DNA Damaging Agent	$140M
Liquid Tumors	MYLOTARG (gemtuzumab ozogamicin)	DNA Damaging Agent	<$100M



Global ADC Market Expected to Grow Significantly[1]
40
35
30
25
20
15
10
5
0
$7.2B
$8.5B
$9.7B
$11.9B
$14.3B
$16.4B
$18.2B
$21.4B
$24.6B
$29.0B
$34.7B
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032

1. *Antibody drug conjugates market*. Market.us. (2023, November 3). https://market.us/report/antibody-drug-conjugates-market/

AKARI THERAPEUTICS

5

Bi-Functional ADC Platform Targeting Cancer Antibody Targeting Clinically Validated TROP2 Receptor on Tumor Cells Linker Connects Anti-Tumor Payload to Targeting Antibody Payload Differentiated Novel PH1 Payload Disrupts Normal RNA Splicing, Leading to Cancer Cell Apoptosis Highly Selective Cancer Cell Death Combined With Enhanced Immune System Engagement for Effective Tumor Eradication Potential to Overcome Shortcomings of Current ADCs Low Off-Target Toxicity Enhanced Activity as a Single Agent Potential to Overcome Tumor Resistance Mechanisms Ability to Induce Epitope Spreading

Next-Generation Precision ADC Pipeline Program Indication Discovery Preclinical Clinical Highlights AKTX-101 (TROP2 PH1 ADC) ADC with Novel Payload Solid Tumors Novel Payload: PH1 Advancing IND-enabling preclinical studies Pursue licensing / strategic partnership AKTX-102 (Undisclosed Target) ADC with Novel Payload Undisclosed Novel Payload: PH5 Payload targeting DNA Mismatch Repair (MMR) to generate neoepitopes AKTX-103 (Undisclosed Target) ADC with Novel Payload Undisclosed Novel Payload: PH6 Payload targeting DNA transcription in cancer cells and co-opted immune cells Platform Technology to Fuel Pipeline with Ability to Generate Novel ADC Candidates Across a Range of Solid/Hematological Cancers

Application Targeting Antibody Proprietary Linkers Anti-Cancer Payload Lung Cancer CD20 Lys-L92 Colorectal Cancer Nectin-4 Lys-L91 Prostate Cancer HER2 LYS-L2 PH5 Breast Cancer TROP2 LYS-L22 PH1 Stomach Cancer HER3 Cys-L18 PH6 Pancreatic Cancer DLL3 Cys-L11 Ovarian Cancer ROR1 Cys-L94 Liver Cancer Akari Platform Technology Can Fuel a Pipeline Ability to Precisely Tune Assets for Purpose Allows for Multiple Program Development for Additional Licensing Partnerships Program AKTX-101 Ability to generate novel ADC candidates against any relevant target across a range of cancers Proprietary to Akari

Novel PH1 Payload: Superior Activity With Potent Effect Across Various Tumors Types and Targets Using Platform Technology

In Vitro Studies Performed at Lower PH1 Drug Dose (Lower DAR)

Trop2

Gastric Trop^{High}


Trop2 PH1 (DAR4)
Trodelvy (DAR8)
Isotype PH1
Cell Death (%)
Concentration [nM]
0.0001 0.001 0.01 0.1 1 10 100
0 20 40 60 80 100

Bladder Trop2^{Heterogenous}


Trop2 PH1 (DAR4)
Trodelvy (DAR8)
Isotype PH1
Cell Death (%)
Concentration [nM]
0.0001 0.001 0.01 0.1 1 10 100
0 20 40 60 80 100

Pancreatic Trop2^{High}


Trop2 PH1 ADC (DAR4)
Trodelvy (DAR8)
Cell Death (%)
Concentration [nM]
0.0001 0.001 0.01 0.1 1 10 100
0 20 40 60 80 100

Her2

Gastric Her2^{High}


Kadcyla (DAR3.5)
Tras PH1 (DAR3.3)
Cell Death (%)
Concentration [nM]
0.0001 0.001 0.01 0.1 1 10 100
0 20 40 60 80 100

Breast Her2^{Low}


Kadcyla (DAR3.5)
Tras PH1 (DAR3.3)
Cell Death (%)
Concentration [nM]
0.0001 0.001 0.01 0.1 1 10 100
0 20 40 60 80 100

Undisclosed

NSCLC Target^{Medium}


M5 naked mAb
M5-PH1 (DAR4)
Cell Death (%)
Concentration [nM]
0.0001 0.01 1 100
0 20 40 60 80 100

AKARI THERAPEUTICS

These data are derived from comparative non-clinical studies and are not intended to serve as a basis for comparison with respect to Trodelvy's or any other clinical studies.

9

AKTX-101: Novel Payload is a Spliceosome Inhibitor With Multiple Anti-Tumor Mechanisms Novel Anti-Cancer Payload That Disrupts RNA Splicing Within Cancer Cells, Inducing Tumor-Specific Cell Death While Generating Immunostimulatory Effects and Minimizing Off-Target Toxicity Immunostimulatory Effects Accumulation of mis-spliced proteins generates neoantigens that can be recognized by the immune system, potentially enhancing anti-tumor immunity Reduced Off-Target Toxicity Proprietary linker and tumor selective antibodies that spare normal cells potentially reducing off-target toxicity Overcomes Resistance Mechanisms Appears to be a poor substrate for MDR transporters, which are often responsible for drug resistance in cancer therapy Potential for Synergy With Immunotherapies Immunomodulatory properties may synergize with checkpoint inhibitors and other immunotherapies Potential to Overcome Shortcomings of Current ADCs

AKTX-101: Direct Tumor Cell Cytotoxicity and Generation of Neoantigens
Bi-Functional Payload Targeting the Spliceosome


1
PH1 ADC binds to the target receptor.
PH1
TROP2
TUMOR CELL MEMBRANE
2
Antibody receptor complex is internalized by endocytosis.
Endosome
3
Lysosome fuses with endosome. Lysosomal enzymes degrade the ADC, releasing the active payload species.
Active payload
NUCLEUS
SF3B1
PH5α
SF3B2
Spliceosome
Pre-mRNA
4
PH1 disrupts alternative splicing in the tumor cell, a fundamental process for tumor transformation and growth.
Bi-functional results of PH1 targeted splicing
MHC
Neoantigen
Neoantigen formation can stimulate the immune response and induce tumor growth inhibition (TGI) in syngeneic model.
Ribosome
mRNA
Payload cytotoxicity and TGI in xenograft models
Resulting mRNA decay deprives cancer cells of essential proteins.
Accumulation of mis-spliced proteins induce cell death by unfolded protein response (UPR) and endoplasmic reticulum stress.

11

AKTX-101:
Immune Response to Payload-Induced Neoantigens Extends Beyond ADC Target Receptor



PH1 ADC
Target receptor (Her2 or Trop2)
Cancer neoepitope
Payload induced neoepitope
TCR
Checkpoint inhibitor
Myeloid cell
Activation
T cell
Activation
B cell
Myeloid cells phagocytose and release granules
T cells recognize neoantigens and become primed for killing tumor cells
Synergy with **checkpoint inhibitor therapies** that further enhance immune response
B cells recognize neoantigens and become primed for killing tumor cells
Antibody response

MODERATELY IMMUNOGENIC CELL

TARGET^{LOW} EXPRESSING CELLS

- Some cell death directly from lower payload concentrations
- Some payload-induced neoepitopes
- Immune cell mediated death

HIGHLY IMMUNOGENIC CELL

TARGET CELL

- Active payload kills majority of target cells
- Stimulates payload-induced neoepitopes in survivors
- Resistant cells killed by immune response

WEAKLY IMMUNOGENIC CELL

TARGET^{NONE} EXPRESSING CELLS

Immune response targets surrounding cancer cells without a chemical bystander effect

12

PH1 Payload Treated Mice Retained Immune Memory and Rejected Rechallenge with Tumor Cells Potent Synergy With Checkpoint Inhibitor Has Potential to Cure Colorectal Tumors PH1 Induced Tumor-Specific Immune Memory Tumor-regressed MC38-hHer2 ADC Doses Rechallenge MC38-hHer2 B16-F10 ADC Treatment and Survival Curves Rechallenge Tumor Grows on Right Hand Side of mouse No Tumor on Left Hand Side of Mouse B16-F10 Challenge MC38-hHer2 Challenge

Novel Anti-Cancer Payload That Disrupts RNA Splicing Within Cancer Cells, Inducing Tumor-Specific Cell Death While Generating Immunostimulatory Effects and Minimizing Off-Target Toxicity Immunostimulatory Effects Accumulation of mis-spliced proteins generates neoantigens that can be recognized by the immune system, potentially enhancing anti-tumor immunity Overcomes Resistance Mechanisms Appears to be a poor substrate for MDR transporters, which are often responsible for drug resistance in cancer therapy Potential to Overcome Shortcomings of Current ADCs Reduced Off-Target Toxicity Proprietary linker and tumor selective antibodies that spare normal cells potentially reducing off-target toxicity Potential for Synergy With Immunotherapies Immunomodulatory properties may synergize with checkpoint inhibitors and other immunotherapies AKTX-101: Novel Payload is a Spliceosome Inhibitor With Multiple Anti-Tumor Mechanisms

AKTX-101: Demonstrated Reduced Off-Target Toxicity in Preclinical Study Normal Human Fibroblasts TROP2none Limited effect on Normal Human Fibroblasts, an example of off-target toxicity of Trodelvy® No cytotoxicity against normal human fibroblasts as observed in FIC (Attributed to superior linker stability) Proprietary Linker Only Releases PH1 Payload Upon Cell Internalization – No Leakage Suggests Potential for Higher Therapeutic Index These data are derived from comparative non-clinical studies and are not intended to serve as a basis for comparison with respect to Trodelvy's or any other clinical studies.

Novel Anti-Cancer Payload That Disrupts RNA Splicing Within Cancer Cells, Inducing Tumor-Specific Cell Death While Generating Immunostimulatory Effects and Minimizing Off-Target Toxicity Immunostimulatory Effects Accumulation of mis-spliced proteins generates neoantigens that can be recognized by the immune system, potentially enhancing anti-tumor immunity Overcomes Resistance Mechanisms Appears to be a poor substrate for MDR transporters, which are often responsible for drug resistance in cancer therapy Potential to Overcome Shortcomings of Current ADCs Reduced Off-Target Toxicity Proprietary linker and tumor selective antibodies that spare normal cells potentially reducing off-target toxicity Potential for Synergy With Immunotherapies Immunomodulatory properties may synergize with checkpoint inhibitors and other immunotherapies AKTX-101: Novel Payload is a Spliceosome Inhibitor With Multiple Anti-Tumor Mechanisms

AKTX-101: Shown to Avoid Development of Resistance in Preclinical Study

PH1 Payload is Designed to Evade MDR Transporter Efflux Pumps and is unaffected by mutations in Tubulin or DNA Damage Pathways that confer resistance to microtubule and topoisomerase inhibitor payloads

Patients who develop resistance to current TROP2 ADCs, may still be candidates for AKTX-101 due to differentiated PH1 payload mechanism

Method: Normal MES-SA cells & MES-SA cells selected for overexpression of MDR transporter 1/2 exposed *in vitro* to PH1 or anti-tubulin payload MMAE (monomethyl auristatin E), in presence or absence of MDR 1/2 inhibitor elacridar

- MES-SA uterine sarcoma cell line
- MES-SA cells expressing high levels of MDR transporter 1 and 2 which can pump toxins out of cells
- MES-SA cells with high MDR expression + MDR inhibitor elacridar



120
100
80
60
40
20
0
% Live Cells
PH1
0.0001
0.01
1
100
10000
Concentration [nM]

PH1 potency unaffected by overexpression of multidrug resistance (MDR) transporters



120
100
80
60
40
20
0
% Live Cells
MMAE
0.0001
0.01
1
100
10000
Concentration [nM]

200X higher MMAE concentration required to kill cells overexpressing MDRs; inhibition of MDR 1/2 by elacridar restores MMAE potency

AKARI THERAPEUTICS

17

Novel Anti-Cancer Payload That Disrupts RNA Splicing Within Cancer Cells, Inducing Tumor-Specific Cell Death While Generating Immunostimulatory Effects and Minimizing Off-Target Toxicity Immunostimulatory Effects Accumulation of mis-spliced proteins generates neoantigens that can be recognized by the immune system, potentially enhancing anti-tumor immunity Overcomes Resistance Mechanisms Appears to be a poor substrate for MDR transporters, which are often responsible for drug resistance in cancer therapy Potential to Overcome Shortcomings of Current ADCs Reduced Off-Target Toxicity Proprietary linker and tumor selective antibodies that spare normal cells potentially reducing off-target toxicity Potential for Synergy With Immunotherapies Immunomodulatory properties may synergize with checkpoint inhibitors and other immunotherapies AKTX-101: Novel Payload is a Spliceosome Inhibitor With Multiple Anti-Tumor Mechanisms

AKTX-101 Demonstrated Anti-Tumor Activity and Improved Overall Survival in Combination With Standard of Care I/O Note: Patent pending so exact model, I/O drug and dosing not disclosed Superior Overall Survival Combination With IO Superior Anti-Tumor Efficacy In Combination With IO Mouse Bladder Syngeneic Cancer Tumor Model (Urothelial) Expressing Human TROP2 Protein Comparable to SOC and Superior in Combination With I/O Benefit in OS Compared to SOC and Superior in Combination With I/O

Significant Big Pharma Interest and Deal Flow in Early-Stage ADCs

Licensee	Licensor	Phase	Asset	Target	Date	Deal Type	Upfront Payment	Total Deal Highlights
Synaffix	Boehringer Ingelheim	Preclinical	ADC Technologies	Undisclosed	1/2025	Licensing	**Undisclosed**	Undisclosed upfront payment and up to $1.3 billion, plus additional royalty payments on net sales of resulting products
DualityBio 映恩生物	AVENZO THERAPEUTICS	Preclinical	AVZO-1418/DB-1418	EGFR/HER3	1/2025	Licensing	**$50M**	$50 million and will be eligible to receive up to approximately $1.15 billion in development, regulatory and commercial milestone payments
WuXi Biologics Global Solution Provider	ADI bioscience	Preclinical	3 ADCs	PTK7-ADC, MUC16-ADC, SEZ6-ADC	12/2024	Licensing	**$44M**	$44M upfront + $265M in development and $540M in commercial milestones, plus single-digit royalty (all 3 assets included)
Synaffix	ELEVATION ONCOLOGY	Preclinical	EO-1022	HER3	12/2024	Licensing	**$368M**	$368 million in upfront and clinical, regulatory, and commercial milestone payments, plus tiered royalties on net sales
DualityBio 映恩生物	GSK	Preclinical	DB-1324	Undisclosed	12/2024	Licensing	**$30M**	$30M upfront, plus pre-option milestones and up to $975M in milestones and tiered royalties on sales
TUBULIS	GILEAD	Preclinical	Alco5 Tech	Undisclosed	12/2024	Licensing	**$20M**	$20M upfront, plus potential for $30M option and up to $415M in milestones and low double-digit royalties
VelaVigo	AVENZO THERAPEUTICS	Preclinical	VAC-103	Nectin4/ TROP2	11/2024	Option	**$50M**	$50 million and potential development, regulatory, and commercial milestone payments of up to approximately $750 million in total, as well as tiered royalties on sales
KELUN-BIOTECH 科伦博泰	MERCK	Preclinical	SKB571	Undisclosed	9/2024	Licensing	**$35M**	$35m upfront, $37.5m on option exercise, undisclosed sales milestones and tiered royalties
宜联生物 MediLink Therapeutics	BIONTECH	Preclinical	TMALIN ADC platform	Undisclosed	6/2024	Licensing	**$25M**	$25M upfront; Up to $1.8B in milestones
CARIS LIFE SCIENCES	MERCK	Preclinical	Targets	Undisclosed	4/2024	Licensing	**NA**	Up to $1.4B in milestones
SUTRO BIOPHARMA	IPSEN Innovation for patient care	Preclinical	STRO-003	ROR1	4/2024	Licensing	**$90M**	$90M upfront; Phase 1 by Ipsen $900M in milestones
礼新医药 LaNova Medicines	AstraZeneca	Preclinical	LM-305	GPRC5D	4/2023	Licensing	**$55M**	$55M upfront; $545M milestones
TUBULIS	Bristol Myers Squibb	Preclinical	Tubutecan payloads and p5 conjugation platform	Undisclosed	4/2023	Collaboration	**$22M**	$22.75M upfront; $1B milestones
KELUN-BIOTECH 科伦博泰	MERCK	Preclinical	Undisclosed	Undisclosed	7/2022	Licensing	**$35M**	$35M upfront; $901M milestones
immunogen	Lilly	Preclinical	Camptothecins	Undisclosed	2/2022	Licensing	**$13M+$32.5M**	$13M+$32.5M upfront; $1.7B milestones

AKARI THERAPEUTICS

20

Proven Management Team Samir R. Patel, MD Chief Executive Officer Serial entrepreneur with more than 20 years of experience in life sciences with multiple successful exits Torsten Hombeck, PhD  Chief Financial Officer Seasoned executive with over 20 years of expertise in finance, capital markets and M&A Miles Nunn, D. Phil Chief Scientific Officer Accomplished scientist and drug developer with over two decades of experience, including the discovery of nomacopan Satyajit Mitra, PhD Executive Director, Head of Oncology Scientist with 20 years in advancing novel oncology programs from early preclinical validation and lead selection through pipeline nomination

Highly Experienced, Involved, Knowledgeable Board to Help Steer Strategy and Execution Hoyoung Huh, MD, PhD Chairman Founder of Peak Bio Inc. and has held positions of Chief Executive Officer and Board Chairman since founding pH Pharma in 2015 Samir R. Patel, MD Chief Executive Officer CEO since December of 2024, founder and principal of PranaBio Investments, has more than 20 years of experience in life sciences including co-founding Digital Therapeutics, LLC Ray Prudo, MD Director Founder, Chairman, and CEO of Volution and its predecessor company, Varleigh Immuno Pharmaceuticals, and is currently a board member of several UK healthcare companies James Neal, MS, MBA Director More than 25 years’ experience in forming and maximizing business and technology collaborations globally and in bringing novel products and technologies to market Sandip I. Patel JD, BBA Director Involved in the formation, development, growth, and successful exits of several companies in the healthcare services and technology sector, insurance, and financial services Robert Bazemore Director Seasoned executive leader, board member and innovator with over 35 years experience in portfolio strategy, partnering, development and commercialization of novel therapeutics, predominantly in Oncology and Immunology Abizer Gaslightwala Director 25 years in the development and commercialization of novel medicines with extensive experience in Oncology; developed, launched, and driven growth of several oncology products and brands spanning cancers with a focus on targeted agents including HER2, VEGF, CD20, and EGFR

Upcoming Expected Value Driving Milestones Building a Next-Generation Precision Bi-Functional ADC Platform Legacy Pipeline Assets Present anticipated PH1 Payload Preclinical Data at Scientific Conference Complete additional IND-enabling preclinical studies for AKTX-101 Generate additional validating data on novel payloads to support pipeline Round out Executive Team with critical hires Seeking licensing/strategic partner for AKTX-101 (TROP2 PH1 ADC) BD Efforts To Secure Development Partners And Provide Non-Dilutive Capital Ongoing and Near-Term Ongoing

Assets Beyond ADC Platform

Opportunity for Non-Dilutive Capital Through Ongoing BD Activities to Secure Development Partner for Inactive Programs

Program	Indication	Discovery / Preclinical / Phase 1 / Phase 2 / Phase 3	Global Market Opportunity
PAS-Nomacopan *Long-Acting Complement C5 & Leukotriene B4 Inhibitor for Eye*	Geographic Atrophy	Preclinical	$23 Billion[1]
PHP-303 *Neutrophil Elastase Inhibitor*	Alpha-1 Antitrypsin Deficiency	Phase 1	$1.4 Billion[2]
	Acute Respiratory Distress Syndrome	Preclinical	$3.4 Billion[3]
Nomacopan *Complement C5 & Leukotriene B4 Inhibitor for Systemic Conditions*	Bullous Pemphigoid; Paroxysmal Nocturnal Hemoglobinuria	Phase 3	>$5 Billion[4]
	Trauma	Phase 1	$15 Billion[5]

AKARI THERAPEUTICS

1. Geographic atrophy (GA) market size, Share report, 2024-2032. Geographic Atrophy (GA) Market Size, Share Report, 2024-2032. (n.d.). https://www.snsinsider.com/reports/geographic-atrophy-ga-market-2480
2. Alpha-1 antitrypsin deficiency market size & forecast - 2034. Size & Forecast - 2034. (n.d.). https://www.imarcgroup.com/alpha-1-antitrypsin-deficiency-market
3. Global acute respiratory distress syndrome (ARDS) treatment market size: Mordor Intelligence. Mordor Intelligence Market Research Company. (n.d.). https://www.mordorintelligence.com/industry-reports/acute-respiratory-distress-syndrome-treatment-market
4. Paroxysmal nocturnal hemoglobinuria treatment market 2030. Paroxysmal Nocturnal Hemoglobinuria Treatment Market 2030. (n.d.). https://www.grandviewresearch.com/industry-analysis/paroxysmal-nocturnal-hemoglobinuria-pnh-market
5. Trauma Care Centers Market Size & Share Report, 2022-2030. (n.d.). https://www.grandviewresearch.com/industry-analysis/trauma-care-centers-market

24

Why Now Next-Generation Precision Antibody Drug Conjugates (ADC) Candidates for the Treatment of Cancer Innovative Bi-Functional ADC Platform Technology Customizable Targets by Tumor, Novel Payloads, Unique Linkers to Generate a Pipeline of Superior ADCs for Out-Licensing Opportunities AKTX-101 (TROP2 PH1 ADC) Next-Generation Precision Bi-Functional ADC With Novel Spliceosome Inhibiting Payload Designed to Overcome Limitations of Current ADCs Significant Deal-Flow for Early-Stage ADC Continued Recent Momentum of ADC Deals Underscores Big Pharma Growing Interest and Engagement for Potential Deal Ongoing Robust BD Effort to Secure Licensing/Strategic Partner for AKTX-101 and Potential for Upside From Licensing of Non-Core Assets Capital Efficient Strategy Focused on Execution

Investor Relations JTC Team aktx@jtcir.com (908) 824-0775 Next-Generation Precision Bi-Functional Antibody Drug Conjugates